JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from July 1, 2012 to December 31, 2012

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Small Cap Growth Fund
Trade Date 7/19/2012
Issuer Splunk Inc. (SPLK) Secondary
Cusip 84863710
Shares 32,600
Offering Price $28.25
Spread $0.99
Cost $920,950
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 5.46%
Syndicate Members Morgan Stanley/Credit Suisee/J.P. Morgan/BofA Merrill Lynch/UBS Investment Bank/Pacific Crest Securities/Cowen and Company
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 8/1/2012
Issuer Taubman Centers, Inc. (TCO) Secondary
Cusip 87666410
Shares 1,700
Offering Price $76.00
Spread $3.23
Cost $129,200
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.32%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, Credit Agricole CIB, The Huntington Investment Company, Mitsubishi UFJ Securities, Piper Jaffray, RBS
Fund JPMorgan Small Cap Value Fund
Trade Date 8/2/2012
Issuer Eloqua, Inc. (ELOQ) IPO
Cusip 29013910
Shares 62,200
Offering Price $11.50
Spread $0.81
Cost $715,300
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.25%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, JMP Securities, Needham & Company, Pacific Crest Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 8/7/2012
Issuer Bloomin' Brands, Inc. (BLMN) IPO
Cusip 9423510
Shares 22,100
Offering Price $11.00
Spread $0.66
Cost $243,100
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 0.53%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities,Goldman Sachs & Co., Jefferies, William Blair, Raymond James, Wells Fargo Securities, The Williams Captial Group L.P.
Fund JPMorgan U.S. Real Estate Fund
Trade Date 8/7/2012
Issuer Health Care REIT, Inc. (HCN) Secondary
Cusip 42217K10
Shares 123,550
Offering Price $58.75
Spread $2.35
Cost $7,258,563
Dealer Executing Trade Bank of America Merrill Lynch
% of Offering  purchased by firm 2.14%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, UBS Investment Bank, Barclays, J.P. Morgan, Wells Fargo Securities, Citigroup, Credit Agricole, Deutsche Bank Securties, KeyBanc Capital Markets, PNC Capital Markets LLC, RBC Capital Markets, Raymond James, BBT Capital Markets, Comerica Securities, The Huntington Investment Company
Fund JPMorgan Small Cap Value Fund
Trade Date 8/8/2012
Issuer Peregrine Semiconductor Corporation (PSMI) IPO
Cusip 71366R70
Shares 118,400
Offering Price $14.00
Spread $0.98
Cost $1,657,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.68%
Syndicate Members Deutsche Bank Securties, J.P. Morgan, RBC Capital Markets, Needham & Company, Oppenheimer & Co., Pacific Crest
Fund JPMorgan Small Cap Growth Fund
Trade Date 9/7/2012
Issuer Vocera Communications, Inc. (VCRA) Secondary
Cusip 92857F10
Shares 138,500
Offering Price $28.75
Spread $1.51
Cost $3,981,875
Dealer Executing Trade Piper Jaffray
% of Offering  purchased by firm 6.35%
Syndicate Members JP Morgan/ Piper Jaffray/ Baird/ William Blair
Fund JPMorgan US Real Estate Fund
Trade Date 9/19/2012
Issuer Health Care REIT, Inc. (HCN) Secondary
Cusip 42217K10
Shares 53,750
Offering Price $56.00
Spread $2.24
Cost $3,010,000
Dealer Executing Trade BofA Merril Lynch
% of Offering  purchased by firm 1.13%
Syndicate Members BofA Merrill Lynch/ JP Morgan/ Morgan Stanley/ Deutsche Bank Securities/ KeyBanc Capital Markets/ Wells Fargo Securities/ Citigroup/RBC Capital Markets/ Stifel Nicolaus Weisel/ UBS Investment Bank/ Barclays/ Credit Agricole CIB/ PNC Capital Markets LLC/ Raymond James/ BB&T Capital Markets/ BNY Mellon Capital Markets, LLC/ Comerica Securities/ The Huntington Investment Company/ RBS
Fund JPMorgan Small Cap Growth Fund
Trade Date 9/20/2012
Issuer Trulia, Inc. (TRLA) IPO
Cusip 89788810
Shares 36,800
Offering Price $17.00
Spread $1.19
Cost $625,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.11%
Syndicate Members JP Morgan/ Deutsche Bank Securities/ RBC Capital Markets/ Needham & Company/ William Blair
Fund JPMorgan Small Cap Value Fund
Trade Date 9/20/2012
Issuer Trulia, Inc. (TRLA) IPO
Cusip 89788810
Shares 10,300
Offering Price $17.00
Spread $1.19
Cost $175,100
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.11%
Syndicate Members JP Morgan/ Deutsche Bank Securities/ RBC Capital Markets/ Needham & Company/ William Blair
Fund JPMorgan US Real Estate Fund
Trade Date 9/25/2012
Issuer Healthcare Realty Trust, Inc. (HR) Secondary
Cusip 42194610
Shares 150,150
Offering Price $22.85
Spread $0.97
Cost $3,430,928
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 2.50%
Syndicate Members Barclays/ JP Morgan/ Wells Fargo Securities/ BofA Merrill Lynch/ BMO Capital Markets/ Credit Agricole CIB/ RBC Capital Markets/ BB&T Capital Markets/ Scotiabank/ SunTrust Robinson Humphrey
Fund JPMorgan Mid Cap Growth Fund
Trade Date 9/25/2012
Issuer Michael Kors Holdings Limited (KORS) Secondary
Cusip G6075410
Shares 53,500
Offering Price $53.00
Spread $1.59
Cost $2,835,500
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.48%
Syndicate Members Morgan Stanley/ JP Morgan/ Goldman, Sachs & Co./ Baird/ Jefferies/ Nomura/ Piper Jaffray
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 10/11/2012
Issuer Realogy Holdings Corp. (RLGY) IPO
Cusip 75605Y10
Shares 67,600
Offering Price $27.00
Spread $1.28
Cost $1,825,200
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 2.30%
Syndicate Members Goldman, Sachs & Co./ JP Morgan/ Barclays/ Credit Suisse/ Citigroup/ Wells Fargo Securities/BofA Merrill Lynch/ Credit Agricole CIB/ Comerica Securities/ CRT Capital/ Houlihan Lokey/ Lebenthal & Co., LLC/ Loop Capital Markets/ Apollo Global Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 10/11/2012
Issuer Realogy Holdings Corp. (RLGY) IPO
Cusip 75605Y10
Shares 19,600
Offering Price $27.00
Spread $1.28
Cost $529,200
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 2.30%
Syndicate Members Goldman, Sachs & Co./ JP Morgan/ Barclays/ Credit Suisse/ Citigroup/ Wells Fargo Securities/BofA Merrill Lynch/ Credit Agricole CIB/ Comerica Securities/ CRT Capital/ Houlihan Lokey/ Lebenthal & Co., LLC/ Loop Capital Markets/ Apollo Global Securities
Fund JPMorgan Mid Cap Growth Fund
Trade Date 10/12/2012
Issuer Laredo Petroleum Holdings, Inc. (LPI) Secondary
Cusip 51680610
Shares 148,300
Offering Price $20.25
Spread $0.81
Cost $3,003,075
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 7.35%
Syndicate Members JP Morgan/ Goldman, Sachs & Co./ BofA Merrill Lynch/ Wells Fargo Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/12/2012
Issuer Laredo Petroleum Holdings, Inc. (LPI) Secondary
Cusip 51680610
Shares 119,700
Offering Price $20.25
Spread $0.81
Cost $2,423,925
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 7.35%
Syndicate Members JP Morgan/ Goldman, Sachs & Co./ BofA Merrill Lynch/ Wells Fargo Securities
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 10/12/2012
Issuer Workday, Inc. (WDAY) IPO
Cusip 98138H10
Shares 31,700
Offering Price $28.00
Spread $1.68
Cost $887,600
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Morgan Stanley/ Goldman, Sachs & Co./ Allen & Company LLC/ JP Morgan/ Cowen and Company/ JMP Securities/ Pacific Crest Securities/ Wells Fargo Securities/ Canaccord Genuity
Fund JPMorgan Intrepid Multi Cap Fund
Trade Date 10/12/2012
Issuer Workday, Inc. (WDAY) IPO
Cusip 98138H10
Shares 400
Offering Price $28.00
Spread $1.68
Cost $11,200
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Morgan Stanley/ Goldman, Sachs & Co./ Allen & Company LLC/ JP Morgan/ Cowen and Company/ JMP Securities/ Pacific Crest Securities/ Wells Fargo Securities/ Canaccord Genuity
Fund JPMorgan Mid Cap Growth Fund
Trade Date 10/12/2012
Issuer Workday, Inc. (WDAY) IPO
Cusip 98138H10
Shares 88,900
Offering Price $28.00
Spread $1.68
Cost $2,489,200
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Morgan Stanley/ Goldman, Sachs & Co./ Allen & Company LLC/ JP Morgan/ Cowen and Company/ JMP Securities/ Pacific Crest Securities/ Wells Fargo Securities/ Canaccord Genuity
Fund JPMorgan Small Cap Value Fund
Trade Date 10/12/2012
Issuer Workday, Inc. (WDAY) IPO
Cusip 98138H10
Shares 13,300
Offering Price $28.00
Spread $1.68
Cost $372,400
Dealer Executing Trade Goldman Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Morgan Stanley/ Goldman, Sachs & Co./ Allen & Company LLC/ JP Morgan/ Cowen and Company/ JMP Securities/ Pacific Crest Securities/ Wells Fargo Securities/ Canaccord Genuity
Fund JPMorgan Large Cap Value Fund
Trade Date 10/26/2012
Issuer American Campus Communities, Inc. (ACC) Secondary
Cusip 2483510
Shares 8,300
Offering Price $43.75
Spread $1.75
Cost $363,125
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.85%
Syndicate Members BofA Merrill Lynch/ KeyBanc Capital Markets/ Deutsche Bank Securities/ JP Morgan/ Wells Fargo Securities/ PNC Capital Markets LLC/ Baird/ Piper Jaffray/ Sandler O'Neill + Partners, LP, Capital One Southcoast
Fund JPMorgan Large Cap Value Fund
Trade Date 10/26/2012
Issuer American Campus Communities, Inc. (ACC) Secondary
Cusip 2483510
Shares 9,800
Offering Price $43.75
Spread $1.75
Cost $428,750
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.85%
Syndicate Members BofA Merrill Lynch/ KeyBanc Capital Markets/ Deutsche Bank Securities/ JP Morgan/ Wells Fargo Securities/ PNC Capital Markets LLC/ Baird/ Piper Jaffray/ Sandler O'Neill + Partners, LP, Capital One Southcoast
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 10/26/2012
Issuer The WhiteWave Foods Company (WWAV) IPO
Cusip 96624410
Shares 43,800
Offering Price $17.00
Spread $1.02
Cost $744,600
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 3.05%
Syndicate Members JP Morgan/ Credit Suisse/ BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Wells Fargo Securities/ Credit Agricole CIB/ SunTrust Robinson Humphrey
Fund JPMorgan Mid Cap Growth Fund
Trade Date 10/26/2012
Issuer The WhiteWave Foods Company (WWAV) IPO
Cusip 96624410
Shares 120,300
Offering Price $17.00
Spread $1.02
Cost $2,045,100
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 3.05%
Syndicate Members JP Morgan/ Credit Suisse/ BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Wells Fargo Securities/ Credit Agricole CIB/ SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/26/2012
Issuer The WhiteWave Foods Company (WWAV) IPO
Cusip 96624410
Shares 79,400
Offering Price $17.00
Spread $1.02
Cost $1,349,800
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 3.05%
Syndicate Members JP Morgan/ Credit Suisse/ BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Wells Fargo Securities/ Credit Agricole CIB/ SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Value Fund
Trade Date 10/26/2012
Issuer The WhiteWave Foods Company (WWAV) IPO
Cusip 96624410
Shares 37,400
Offering Price $17.00
Spread $1.02
Cost $635,800
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 3.05%
Syndicate Members JP Morgan/ Credit Suisse/ BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Wells Fargo Securities/ Credit Agricole CIB/ SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Value Fund
Trade Date 12/13/2012
Issuer Graphic Packaging Holding Company (GPK) Secondary
Cusip 38868910
Shares 123,200
Offering Price $6.10
Spread $0.30
Cost $751,520
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.91%
Syndicate Members Goldman, Sachs & Co./ JP Morgan/ Citigroup/ BofA Merrill Lynch/Deutsche Bank Securities/ Baird/ Oppenheimer & Co.